                                                                    EXHIBIT 10.1

                  ASSUMPTION AGREEMENT AND FIFTH AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

        THIS ASSUMPTION AND FIFTH AMENDMENT (this "AMENDMENT") made this 9th day of July, 2001, is by and among O'CHARLEY'S INC., a Tennessee corporation ("ORIGINAL BORROWER"), OCI, INC., a Delaware corporation ("OCI"), O'CHARLEY'S SPORTS BAR, INC., an Alabama corporation ("SPORTS BAR"), AIR TRAVEL SERVICES, INC., a Tennessee corporation ("AIR TRAVEL"), O'CHARLEY'S MANAGEMENT COMPANY, INC., a Tennessee corporation ("MANAGEMENT COMPANY"), DFI, INC., a Tennessee corporation ("DFI"), O'CHARLEY'S RESTAURANT PROPERTIES, LLC, a Delaware limited liability company, ("RESTAURANT PROPERTIES"), O'CHARLEY'S SERVICE COMPANY, INC., a Tennessee corporation ("SERVICE COMPANY"), STONEY RIVER LEGENDARY MANAGEMENT, L.P., a Georgia limited partnership ("STONEY RIVER LEGENDARY"), and STONEY RIVER MANAGEMENT COMPANY, INC., a Delaware corporation ("STONEY RIVER MANAGEMENT"); individually, OCI, Sports Bar, Air Travel, Management Company, DFI, Restaurant Properties, Service Company, Stoney River Legendary and Stoney River Management are sometimes referred to herein as an "ADDITIONAL BORROWER" and when referencing two or more of such entities, they are sometimes referred to herein as "ADDITIONAL BORROWERS"); O'CHARLEY'S FINANCE COMPANY, INC., a Tennessee corporation (a "NEW BORROWER"), the Original Borrower, the Additional Borrowers and the New Borrower are sometimes referred to herein, individually and collectively, as a "BORROWER" and the "Borrowers"), each of the undersigned Banks, BANK OF AMERICA, N.A., a national banking association, successor in interest by merger to NationsBank, N.A., as a Bank and as Co-Agent, and AMSOUTH BANK, an Alabama state bank, successor in interest by merger to First American National Bank ("AGENT") as a Bank and as Agent for the Banks.

                                    RECITALS:

        Pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of December 8, 1997 (the "AMENDED AND RESTATED AGREEMENT") by and among the Banks (other than SunTrust Bank) and Bank One, N.A. ("BANK ONE") (herein, the "ORIGINAL BANKS") and the Original Borrower, the Original Banks made certain loans (the "LOANS") in two separate facilities, to the Original Borrower, in an aggregate amount of up to $100,000,000.00. Pursuant to an Assumption Agreement and Amendment to Amended and Restated Revolving Credit Agreement dated December 7, 1998, an Assumption Agreement and Second Amendment to Amended and Restated Revolving Credit Agreement dated December 8, 1999, a Third Amendment to Amended and Restated Revolving Credit Agreement dated January 31, 2000 and an Assumption and Fourth Amendment to Amended and Restated Revolving Credit Agreement dated October 10, 2000, the Amended and Restated Agreement was amended to restructure the Loans to, among other things, include the Additional Borrowers as borrowers thereunder, combine the Loans into one credit facility, and to provide for the departure of Bank One and the addition of SunTrust, as a Bank (the Amended and Restated Agreement, as so amended, is hereinafter referred to as the "AGREEMENT"). Capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement. The Original Borrower and the Additional Borrowers have requested that the Banks restructure such loans to add the New Borrower as a Borrower under the credit facility governed by the Agreement, to extend the Loan Termination Date of the Loan Facility and to permit the Original Borrower to enter into real estate sale-leaseback transactions which, among other things, do not exceed $60,000,000 in proceeds in the aggregate and are consummated between July 9, 2001 and July 9, 2002, and the Banks are willing to do so subject to, among other things, the execution of this Amendment and the satisfaction of the conditions contained herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The New Borrower hereby joins in and assumes each of the obligations, covenants and conditions set forth in the Agreement, as hereby amended, and agrees to be bound by all of the terms thereof and further assumes and agrees to pay, jointly and severally with the Original Borrower and the Additional Borrowers, the indebtedness evidenced by the Notes and other Obligations.

        2. Section 1 of the Agreement entitled "DEFINITIONS" is hereby further amended by amending the following definitions:

                "Borrowers" or "Borrower" means O'Charley's Inc., OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., O'Charley's Management Company, Inc., DFI, Inc., O'Charley's Restaurant Properties, LLC, O'Charley's Service Company, Inc., Stoney River Legendary Management, L.P., Stoney River Management Company, Inc., and O'Charley's Finance Company, Inc., individually and/or collectively.

                "Loan Termination Date" means the earlier of (i) the occurrence of an Event of Default which is not waived by the Agent in accordance with the terms of this Agreement, or (ii) October 5, 2006 (or such later date as may be agreed to by the Banks pursuant to Section 2.9 of this Agreement).

        3. Subsection (R) of Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:

                (R) O'Charley's Inc. owns 100% of the issued and outstanding stock of OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., O'Charley's Management Company, Inc., DFI, Inc., O'Charley's Service Company, Inc., Stoney River Management Company, Inc., and O'Charley's Finance Company, Inc., and DFI, Inc. owns 100% of the outstanding membership interests of O'Charley's Restaurant Properties, LLC. O'Charley's Inc. owns 100% of the partnership interest in Stoney River Legendary Management, L.P. Except as set forth in the preceding sentence, none of the Borrowers owns an interest in any Person.

        4. Subsection (H) of Section 5.2 of the Agreement is hereby amended in its entirety to read as follows:

                (H) Neither the Borrower nor any Subsidiary will enter into any sale-leaseback transaction, except: (i) the transactions described in Exhibit P; (ii) the sale and leaseback of real estate not to exceed $60,000,000 in sale proceeds in the aggregate for sale-leaseback transactions involving real estate that are completely consummated between July 9, 2001 and July 9, 2002 and do not generate more than $60,000,000 in proceeds in the aggregate, with all such proceeds being applied to the outstanding principal balance of the Loans; and (iii) such additional sale-leaseback transactions as shall be consented to by the Agent (with the consent of the Majority Banks), which consent shall not be unreasonably withheld, provided the proceeds of any such sale-leaseback transaction are applied to the outstanding principal balance of the Loans.

        5. The following described Exhibits to the Agreement will be modified as of the date of this Amendment by the corresponding Exhibits attached to this
Amendment:

           Exhibits to Agreement to be modified                 Modified Exhibits attached to Amendment
           ------------------------------------                 ---------------------------------------
           Exhibit A-2                                          Exhibit A-3
           Exhibit B-2                                          Exhibit B-3
           Exhibit E-2                                          Exhibit E-3
           Exhibit F-2                                          Exhibit F-3
           Exhibit G-1                                          Exhibit G-3
           Exhibit H-1                                          Exhibit H-3
           Exhibit I-2                                          Exhibit I-3
           Exhibit J-2                                          Exhibit J-3
           Exhibit K-1                                          Exhibit K-3
           Exhibit L-2                                          Exhibit L-3

           Exhibits to Agreement to be modified                 Modified Exhibits attached to Amendment
           ------------------------------------                 ---------------------------------------
           Exhibit M-2                                          Exhibit M-3
           Exhibit P-1                                          Exhibit P-3

        6. Conditions. The effectiveness of this Amendment is expressly contingent upon Borrowers' delivery to Agent of the following amounts and documents, in form and content acceptable to Agent, in its sole discretion:

                (a) This Amendment executed by the Borrowers;

                (b) Copies of the resolutions of the New Borrower's governing boards, certified by the secretaries of the New Borrower as of the date of this Amendment, authorizing the execution, delivery and performance of this Amendment, the other Loan Documents, and each other document to be delivered pursuant hereto;

                (c) Copies of the New Borrower's charter or articles of organization, as applicable, all certified as of the most recent date practicable by the Secretary of State of its incorporation or formation, together with certificates dated the date of this Amendment of the New Borrower's secretary to the effect that such charters or articles of organization have not been amended since the date of the aforesaid Secretary of State certifications;

                (d) Copies of the New Borrower's by-laws or operating agreement, as applicable, all certified by the New Borrower's secretary as of the date of this Amendment;

                (e) Certificates dated as of the date of this Amendment of the New Borrower's secretary as to the incumbency and signatures of the officers of the New Borrower executing this Amendment, the other Loan Documents, and each other document to be delivered pursuant hereto;

                (f) Certificates, as of the most recent dates practicable, of the aforesaid Secretary of State, the Secretary of State of each state in which each Borrower is qualified as foreign corporations or entities and of the department of revenue or taxation of the foreign states as to the good standing of each Borrower;

                (g) Written opinions of Bass, Berry & Sims, PLC, each Borrowers' counsel, dated the date of this Amendment and addressed individually to Agents and Banks, in form reasonably satisfactory to the Agents and Banks.

                (h) Payment of all reasonable costs and expenses incurred by Agent in connection with the Amendment, including, without limitation, reasonable attorneys' fees.

                (i) Payment to Agent of an amendment fee in the amount of $275,000.00, to be paid pro-rata to the Banks.

        7. Ratification. Subject to the terms hereof, each Borrower hereby restates and ratifies, as of the date hereof, all the representations, warranties and covenants contained in the Agreement in favor of Agent and Banks, and confirms that the terms and conditions of the Agreement, as amended hereby, remain in full force and effect, that no Event of Default under the Agreement has occurred and continues to exist and that the terms of Article 8 of the Agreement, as hereby amended, shall continue to govern the Agreement and shall govern this Amendment.

         IN WITNESS WHEREOF, the parties hereby have duly executed this Agreement as of the day and year first above written.

AGENT:                                    BORROWER:

AMSOUTH BANK                              O'CHARLEY'S INC.


By: /s/ Ken Dobbins                        By: /s/ A. Chad Fitzhugh
   -------------------------------            ----------------------------------

Title: Senior Vice President               Title: Chief Financial Officer
      ----------------------------               -------------------------------


CO-AGENT:                                  OCI, INC.

BANK OF AMERICA, N.A.
                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------

By: /s/ William Diehl                      Title: Secretary
   -------------------------------               -------------------------------

Title: Senior Vice President
      ----------------------------



                                           O'CHARLEY'S SPORTS BAR, INC.
BANKS:

                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------
AMSOUTH BANK

                                           Title: President
                                                 -------------------------------

By: /s/ Ken Dobbins
   -------------------------------
                                           AIR TRAVEL SERVICES, INC.
Title: Senior Vice President
      ----------------------------

                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------

BANK OF AMERICA, N.A.                      Title: Secretary
                                                 -------------------------------

                                           O'CHARLEY'S MANAGEMENT
By: /s/ William Diehl                      COMPANY, INC.
   -------------------------------

Title: Senior Vice President
      ----------------------------
                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------

                                           Title: Secretary
                                                 -------------------------------


FIRSTAR BANK, N.A.                         DFI, INC.


By: /s/ Ward Wilson                        By: /s/ A. Chad Fitzhugh
   -------------------------------            ----------------------------------

Title: Senior Vice President               Title: Secretary
      ----------------------------               -------------------------------

FIRST UNION NATIONAL BANK                  O'CHARLEY'S RESTAURANT
                                           PROPERTIES, LLC


By: /s/ Sarah Warren                       By: /s/ A. Chad Fitzhugh
   -------------------------------            ----------------------------------

Title:  Vice President                     Title: Secretary
      ----------------------------               -------------------------------


SUNTRUST BANK                              O'CHARLEY'S SERVICE
                                           COMPANY, INC.


By: /s/ Vipul Patel                        By: /s/ A. Chad Fitzhugh
   -------------------------------            ----------------------------------

Title: Director                            Title: Secretary
      ----------------------------               -------------------------------


                                           STONEY RIVER LEGENDARY
                                           MANAGEMENT, L.P.

                                           By:   Stoney River Management
                                                 Company, Inc., general partner

                                                 By: /s/ A. Chad Fitzhugh
                                                    ----------------------------

                                                 Title: Secretary
                                                       -------------------------


                                           STONEY RIVER MANAGEMENT
                                           COMPANY, INC.


                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------

                                           Title: Secretary
                                                 -------------------------------


                                           O'CHARLEY'S FINANCE
                                           COMPANY, INC.


                                           By: /s/ A. Chad Fitzhugh
                                              ----------------------------------

                                           Title: Secretary
                                                 -------------------------------